April 21, 2020

BNY Mellon INVESTMENT FUNDS IV, INC.
-BNY Mellon floating rate income fund

Supplement to Current Summary Prospectus and Prospectus

The following information supplements the information contained in "Principal Risks" in the summary prospectus and "Fund Summary – Principal Risks" in the prospectus:

LIBOR rate risk.  Many financial instruments, including those in which the fund may invest, utilize LIBOR as the reference or benchmark rate for variable interest rate calculations.  In July 2017, the United Kingdom's financial regulatory body announced plans to phase out the use of LIBOR by the end of 2021. Various financial industry groups around the world have begun planning the transition to the use of different benchmarks.  In the United States, the Federal Reserve Board and the New York Fed convened the Alternative Reference Rates Committee, comprised of a group of private-market participants, which recommended the Secured Overnight Financing Rate as an alternative reference rate to USD LIBOR.  Neither the effect of the transition process, in the United States or elsewhere, nor its ultimate success, can yet be known.  While some instruments tied to LIBOR may include a replacement rate in the event LIBOR is discontinued, not all instruments have such fallback provisions and the effectiveness of such replacement rates remains uncertain.  The potential cessation of LIBOR could affect the value and liquidity of investments tied to LIBOR, especially those that do not include fallback provisions.

The following information supersedes and replaces the information contained in "Fund Details – Investment Risks – LIBOR rate risk" in the prospectus:

LIBOR rate risk.  Many financial instruments, including those in which the fund may invest, utilize LIBOR as the reference or benchmark rate for variable interest rate calculations.  LIBOR is used globally and is currently calculated for five currencies (USD, GBP, EUR, CHF and JPY).  In July 2017, the United Kingdom's financial regulatory body announced plans to phase out the use of LIBOR by the end of 2021. Various financial industry groups have begun planning the transition to the use of different benchmarks.  In the United States, the Federal Reserve Board and the New York Fed convened the Alternative Reference Rates Committee, comprised of a group of private-market participants, to help ensure a successful transition from USD LIBOR to a replacement reference rate.  The Committee recommended the Secured Overnight Financing Rate as an alternative reference rate to USD LIBOR.  Neither the effect of the transition process, in the United States or elsewhere, nor its ultimate success, can yet be known.  The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments.  While some instruments tied to LIBOR may include a replacement rate in the event LIBOR is discontinued, not all instruments have such fallback provisions and the effectiveness of such replacement rates remains uncertain.  The potential cessation of LIBOR could affect the value and liquidity of investments tied to LIBOR, especially those that do not include fallback provisions.  Due to the uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate, the potential effect of a transition away from LIBOR on the fund or the financial instruments in which the fund invests cannot yet be determined. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.